Exhibit 21

Liberty Global plc Subsidiaries
December 31, 2018

Name	Country
Liberty Global Services GmbH	Austria
Coditel Brabant SPRL	Belgium
Nextel NV	Belgium
Nextel Telecom Solutions NV	Belgium
TelelinQ NV	Belgium
TelelinQ D&F NV	Belgium
Telenet BVBA	Belgium
Telenet Finance BVBA	Belgium
Telenet Group NV/SA	Belgium
Telenet Group Holding N.V.	Belgium
Telenet Retail BVBA	Belgium
Telenet Tecteo Bidco NV	Belgium
Telenet Vlaanderen NV	Belgium
The Park Entertainment NV	Belgium
UPC Ceska Republica Sro	Czech Republic
UPC Infrastructure s.r.o.	Czech Republic
UPC Real Estate s.r.o.	Czech Republic
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
Arena Sport Rechte und Marketing GmbH	Germany
Unitymedia BW GmbH	Germany
Unitymedia Finanz-Service GmbH	Germany
Unitymedia GmbH	Germany
Unitymedia Hessen GmbH & Co. KG	Germany
Unitymedia Hessen Verwaltungs GmbH	Germany
Unitymedia Management GmbH	Germany
Unitymedia NRW GmbH	Germany
Unitymedia Service GmbH	Germany
Unitymedia Smart Sourcing GmbH	Germany
UPC Magyarorszag Kft	Hungary
Casey Cablevision Limited	Ireland
Channel 6 Broadcasting Limited	Ireland
Cullen Broadcasting Limited	Ireland
Imminus (Ireland) Limited	Ireland
Kish Media Limited	Ireland
LGI DTH Ireland	Ireland
P.B.N. Holdings Ltd	Ireland
Tullamore Beta Limited	Ireland
TV3 Television Network Limited	Ireland
TVThree Enterprises Limited	Ireland

Name	Country
TVThree Sales Limited	Ireland
Ulana Business Management Ltd	Ireland
UPC Broadband Ireland Ltd	Ireland
Virgin Media Ireland Ltd	Ireland
Coditel S.ár.l.	Luxembourg
Finance Center Telenet Sàrl	Luxembourg
Liberty Property Holdco I Sarl	Luxembourg
Liberty Property Holdco II Sarl	Luxembourg
Telenet Finance Luxembourg Notes Sàrl	Luxembourg
Telenet International Finance Sàrl	Luxembourg
Telenet Luxembourg Finance Center Sàrl	Luxembourg
Telenet Solutions Luxemburg NV	Luxembourg
UPC DTH Leasing Sàrl	Luxembourg
UPC DTH Sàrl	Luxembourg
UPC DTH Slovakia Sàrl	Luxembourg
Liberty Global Holding Company Limited	Malta
Liberty Global Insurance Company Limited	Malta
Binan Investments B.V.	Netherlands
Labesa Holding B.V.	Netherlands
LGCI Holdco I BV	Netherlands
LGI Mobile BV	Netherlands
LGI Ventures B.V.	Netherlands
Liberty Global B.V.	Netherlands
Liberty Global CE Holding B.V.	Netherlands
Liberty Global CEE Group Holding BV	Netherlands
Liberty Global Communication Services BV	Netherlands
Liberty Global Content Investments BV	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe HoldCo 2 B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Holding II B.V.	Netherlands
Liberty Global Europe Holding III B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Holding B.V.	Netherlands
Liberty Global Management BV	Netherlands
Liberty Global Services B.V.	Netherlands
Liberty Global Ventures Group Holding BV	Netherlands
Liberty Global Ventures Holding BV	Netherlands
UPC Broadband B.V.	Netherlands
UPC Broadband Holding B.V.	Netherlands
UPC CEE Holding BV	Netherlands
UPC CHAT Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC DTH Holding BV	Netherlands
UPC France Holding B.V.	Netherlands

Name	Country
UPC Germany Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Poland Holding B.V.	Netherlands
UPC Slovakia Group Holding BV	Netherlands
UPC Slovakia Holding I BV	Netherlands
UPC Slovakia Holding II BV	Netherlands
UPC Switzerland Holding BV	Netherlands
UPC Poland Property SP zoo	Poland
UPC Polska Sp. z o.o	Poland
Focus Sat Romania S.A.	Romania
UPC External Services S.R.L.	Romania
UPC Romania S.A.	Romania
UPC Services S.R.L.	Romania
UPC Broadband Slovakia sro	Slovak Republic
Sitel SA	Switzerland
Teledistal SA	Switzerland
Telelavaux SA	Switzerland
UPC Schweiz GmbH	Switzerland
Video 2000 SA	Switzerland
Avon Cable Investments Limited	UK-England & Wales
BCMV Limited	UK-England & Wales
Birmingham Cable Corporation Limited	UK-England & Wales
Birmingham Cable Limited	UK-England & Wales
Bitbuzz UK Limited	UK-England & Wales
Blue Yonder Workwise Limited	UK-England & Wales
Cable Internet Limited	UK-England & Wales
Cable London Limited	UK-England & Wales
Cable on Demand Limited	UK-England & Wales
CableTel Herts and Beds Limited	UK-England & Wales
CableTel Surrey and Hampshire Limited	UK-England & Wales
CableTel West Riding Limited	UK-England & Wales
Catalyst NewCo 1 Limited	UK-England & Wales
Catalyst NewCo 3 Limited	UK-England & Wales
Crystal Palace Radio Limited	UK-England & Wales
Diamond Cable Communications Limited	UK-England & Wales
Eurobell (Holdings) Limited	UK-England & Wales
Filegale Limited	UK-England & Wales
Flextech (1992) Limited	UK-England & Wales
Flextech Broadband Limited	UK-England & Wales
Flextech Interactive Limited	UK-England & Wales
Flextech Limited	UK-England & Wales
General Cable Limited	UK-England & Wales
General Cable Programming Limited	UK-England & Wales
Global Handset Finco Ltd	UK-England & Wales
LGCI HoldCo III Ltd	UK-England & Wales

Name	Country
LGCI Holdings Limited	UK-England & Wales
Liberty Global Broadband Germany Holding II Limited	UK-England & Wales
Liberty Global Broadband Germany Holding Limited	UK-England & Wales
Liberty Global Broadband Holding Limited	UK-England & Wales
Liberty Global Broadband I Limited	UK-England & Wales
Liberty Global Broadband II Limited	UK-England & Wales
Liberty Global Content Investments Holding Limited	UK-England & Wales
Liberty Global Content Investments Limited	UK-England & Wales
Liberty Global Europe 2 Limited	UK-England & Wales
Liberty Global Europe Limited	UK-England & Wales
Liberty Global Finance I (UK) Limited	UK-England & Wales
Liberty Global Finance II (UK) Limited	UK-England & Wales
Liberty Global Incorporated Limited	UK-England & Wales
Liberty Global Technology Limited	UK-England & Wales
Liberty Global Ventures Group Limited	UK-England & Wales
Liberty Global Ventures Holding Limited	UK-England & Wales
Liberty Property Co I Limited	UK-England & Wales
Liberty Property Co II Limited	UK-England & Wales
Liberty Property Holdco III Limited	UK-England & Wales
Matchco Limited	UK-England & Wales
ntl (Aylesbury and Chiltern) Limited	UK-England & Wales
ntl (B) Limited	UK-England & Wales
ntl (BMC Plan) Pension Trustees Limited	UK-England & Wales
ntl (Broadland) Limited	UK-England & Wales
ntl (CWC) Corporation Limited	UK-England & Wales
ntl (CWC) Limited	UK-England & Wales
ntl (South East) Limited	UK-England & Wales
ntl (V)	UK-England & Wales
ntl Business Limited	UK-England & Wales
ntl CableComms Bolton	UK-England & Wales
ntl CableComms Bromley	UK-England & Wales
ntl CableComms Cheshire	UK-England & Wales
ntl CableComms Derby	UK-England & Wales
ntl CableComms East Lancashire	UK-England & Wales
ntl CableComms Greater Manchester	UK-England & Wales
ntl CableComms Group Limited	UK-England & Wales
ntl CableComms Holdings No 1 Limited	UK-England & Wales
ntl CableComms Holdings No 2 Limited	UK-England & Wales
ntl CableComms Solent	UK-England & Wales
ntl CableComms Surrey	UK-England & Wales
ntl CableComms Sussex	UK-England & Wales
ntl CableComms Wessex	UK-England & Wales
ntl CableComms Wirral	UK-England & Wales
ntl Cambridge Limited	UK-England & Wales
ntl Communications Services Limited	UK-England & Wales
ntl Glasgow Holdings Limited	UK-England & Wales

Name	Country
ntl Kirklees	UK-England & Wales
ntl Kirklees Holdings Limited	UK-England & Wales
ntl Manchester Cablevision Holding Company	UK-England & Wales
ntl Midlands Limited	UK-England & Wales
ntl National Networks Limited	UK-England & Wales
ntl Pension Trustees Limited	UK-England & Wales
NTL Pension Trustees II Limited	UK-England & Wales
ntl Rectangle Limited	UK-England & Wales
ntl South Central Limited	UK-England & Wales
ntl Telecom Services Limited	UK-England & Wales
ntl Trustees Limited	UK-England & Wales
ntl UK Telephone and Cable TV Holding Company Limited	UK-England & Wales
ntl Victoria Limited	UK-England & Wales
ntl Wirral Telephone and Cable TV Company	UK-England & Wales
Sheffield Cable Communications Limited	UK-England & Wales
Smallworld Cable Limited	UK-England & Wales
Smashedatom Limited	UK-England & Wales
Telewest Communications (Cotswolds) Limited	UK-England & Wales
Telewest Communications (London South) Limited	UK-England & Wales
Telewest Communications (Midlands and North West) Limited	UK-England & Wales
Telewest Communications (North East) Limited	UK-England & Wales
Telewest Communications (North East) Partnership	UK-England & Wales
Telewest Communications (South East) Limited	UK-England & Wales
Telewest Communications (South Thames Estuary) Limited	UK-England & Wales
Telewest Communications (South West) Limited	UK-England & Wales
Telewest Communications (Tyneside) Limited	UK-England & Wales
Telewest Communications Cable Limited	UK-England & Wales
Telewest Communications Holdco Limited	UK-England & Wales
Telewest Communications Holdings Limited	UK-England & Wales
Telewest Communications Networks Limited	UK-England & Wales
Telewest Limited	UK-England & Wales
Telewest Workwise Limited	UK-England & Wales
The Yorkshire Cable Group Limited	UK-England & Wales
Theseus No. 1 Limited	UK-England & Wales
Theseus No. 2 Limited	UK-England & Wales
Virgin Media Business Limited	UK-England & Wales
Virgin Media Communications Limited	UK-England & Wales
Virgin Media Employee Medical Trust Limited	UK-England & Wales
Virgin Media Finance plc	UK-England & Wales
Virgin Media Finco Limited	UK-England & Wales
Virgin Media Investment Holdings Limited	UK-England & Wales
Virgin Media Investments Limited	UK-England & Wales
Virgin Media Limited	UK-England & Wales
Virgin Media Mobile Finance Limited	UK-England & Wales
Virgin Media Operations Limited	UK-England & Wales
Virgin Media Payments Limited	UK-England & Wales

Name	Country
Virgin Media PCHC II Limited	UK-England & Wales
Virgin Media PCHC Limited	UK-England & Wales
Virgin Media Secretaries Limited	UK-England & Wales
Virgin Media Secured Finance plc	UK-England & Wales
Virgin Media Senior Investments Limited	UK-England & Wales
Virgin Media Senior Secured Notes Issuer plc	UK-England & Wales
Virgin Media SFA Finance Limited	UK-England & Wales
Virgin Media Wholesale Limited	UK-England & Wales
Virgin Mobile Group (UK) Limited	UK-England & Wales
Virgin Mobile Holdings (UK) Limited	UK-England & Wales
Virgin Mobile Telecoms Limited	UK-England & Wales
Virgin Net Limited	UK-England & Wales
Virgin WiFi Limited	UK-England & Wales
VM Ireland Group Limited	UK-England & Wales
VM Transfers (No 4) Limited	UK-England & Wales
VM Transfers (No 5) Limited	UK-England & Wales
VMFH Limited	UK-England & Wales
VMIH Sub Limited	UK-England & Wales
VMWH Limited	UK-England & Wales
Windsor Television Limited	UK-England & Wales
X-TANT Limited	UK-England & Wales
Yorkshire Cable Communications Limited	UK-England & Wales
CableTel Northern Ireland Limited	UK-Northern Ireland
CableTel Scotland Limited	UK-Scotland
ntl Glasgow	UK-Scotland
Telewest Communications (Cumbernauld) Limited	UK-Scotland
Telewest Communications (Dumbarton) Limited	UK-Scotland
Telewest Communications (Dundee & Perth) Limited	UK-Scotland
Telewest Communications (Falkirk) Limited	UK-Scotland
Telewest Communications (Glenrothes) Limited	UK-Scotland
Telewest Communications (Motherwell) Limited	UK-Scotland
Telewest Communications (Scotland Holdings) Limited	UK-Scotland
Telewest Communications (Scotland) Limited	UK-Scotland
LGI Technology Holdings Inc.	USA-Colorado
Liberty Global Management, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
TCI US West Cable Communications Group	USA-Colorado
Tyneside Cable Limited Partnership	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
United Cable (London South) Limited Partnership	USA-Colorado
Virgin Media Finance Holdings Inc.	USA-Colorado
Virgin Media Group LLC	USA-Colorado
Virgin Media Inc.	USA-Colorado
Associated SMR, Inc.	USA-Delaware
LGI International LLC	USA-Delaware
LGI Slovakia Holdings Inc.	USA-Delaware

Name	Country
LGI Ventures Management, Inc.	USA-Delaware
Liberty Global Japan, LLC	USA-Delaware
Liberty Global, Inc.	USA-Delaware
Liberty Japan MC, LLC	USA-Delaware
Liberty Programming Japan, LLC	USA-Delaware
Liberty Spectrum Inc.	USA-Delaware
NTL (Triangle) LLC	USA-Delaware
NTL CableComms Group LLC	USA-Delaware
Telenet Financing USD LLC	USA-Delaware
UnitedGlobalCom LLC	USA-Delaware
Unitymedia Finance LLC	USA-Delaware
UPC Financing Partnership	USA-Delaware
Virgin Media Bristol LLC	USA-Delaware